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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PLEXUS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 2/13/08
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice of Proxy Statement / Annual Report

To view this material, have the 12-digit Control #(s) (located on the following page) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before 1/30/08.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com

**If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

PLEXUS CORP.

Vote In Person
At the Meeting you will need to request a ballot to vote these shares. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Vote By Mail
To vote by mail, follow the instructions above to request materials, which will include a paper form of proxy that you can sign and return.

PAGE A (OF DUPLEX A/B)

Meeting Location
The Annual Meeting for holders as of 12/10/07 is to be held on 2/13/08 at 10:00 a.m. Central Time at: Pfister Hotel 424 East Wisconsin Avenue Milwaukee, WI 53202

To obtain directions to attend the Annual Meeting and vote in person, please call Plexus Investor Relations at 920-751-5583.

If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061.

To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number can be found on the following page(s) next to the label Control Number or → in the box next to the arrow

P99999-010
Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving	12
individual copies within 30 days of your revocation.	15
# OF #

PAGE B (OF DUPLEX A/B)

Voting items
The Board of Directors recommends a vote
FOR each of Proposals 1, 2 and 3.
(1)	Election of Directors:
Nominees:

01)	Ralf R. Böer	05)	Peter Kelly
02)	Stephen P. Cortinovis	06)	John L. Nussbaum
03)	David J. Drury	07)	Michael V. Schrock
04)	Dean A. Foate	08)	Dr. Charles M. Strother
(2)	Ratification of PricewaterhouseCoopers LLP as Independent Auditors;

(3)	Approval of the Plexus Corp. 2008 Long-Term Incentive Plan;

(4)	In their discretion on such other matters as may properly come before the meeting or any adjournment thereof;
all as set out in the Notice and Proxy Statement relating to the annual meeting, receipt of which is hereby acknowledged.
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If you do not provide a direction, this proxy will be voted “FOR” each of the nominees for director who are listed in Proposal (1) and “FOR” Proposals (2) and (3).

      02     0000000000     999999999999

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345